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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2002
                                                          -------------


                                 INTERCEPT, INC.
                                 ---------------
                            (Exact Name of Registrant
                          as Specified in its Charter)



 Georgia                           01-14213                       58-2237359
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                  30071
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (770) 248-9600
                                                          ---------------



                                       N/A
                             -----------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.     Acquisition or Disposition of Assets.

         On March 19, 2002, InterCept, Inc. entered into a binding letter agreement to acquire all of the stock of Electronic Payment Exchange, Inc. ("EPX"), an end-to-end provider of electronic transaction processing services based in New Castle, Delaware. EPX enables businesses to accept credit card, debit card and electronic check payments.

         On May 21, 2002, InterCept entered into an Agreement and Plan of Merger by and among InterCept, InterCept Merger Sub, Inc. (a wholly-owned subsidiary of InterCept), EPX, and certain of the stockholders of EPX (the "Merger Agreement"). On May 24, 2002, the transactions contemplated by the Merger Agreement were closed. Under the Merger Agreement, InterCept issued 1,349,894 shares of its common stock to the stockholders of EPX, and EPX became a wholly owned subsidiary of InterCept. A portion of the shares issued by InterCept will be held in escrow for a period of time after closing to secure the representations and warranties of the EPX stockholders.

         The amount of the consideration was determined based upon arm's length negotiations. The transaction will be accounted for under the purchase method and treated as a tax-free reorganization for U.S. federal income tax purposes.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

         It is impractical to provide the required financial statements for EPX at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(b)      Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(c)      Exhibits.

2.1 Agreement and Plan of Merger dated as of May 21, 2002 by and among InterCept, Inc., InterCept Merger Sub, Inc., Electronic Payment Exchange, Inc. ("EPX"), and certain of the stockholders of EPX.*

*Pursuant to Item 601(b)(2) of Regulation S-K, InterCept agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERCEPT, INC.



                                        By:   /s/ Scott R. Meyerhoff
                                              ----------------------------------
                                              Scott R. Meyerhoff
                                              Chief Financial Officer

Dated:  June 5, 2002

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                                  EXHIBIT INDEX

Exhibit
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2.1      Agreement and Plan of Merger dated as of May 21, 2002 by and among
         InterCept, Inc., InterCept Merger Sub, Inc., Electronic Payment Exchange, Inc. ("EPX"), and certain of the stockholders of EPX.

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